The Austria Fund

Annual Report
August 31, 1995

AllianceCapital
Mutual funds without the Mystery.SM

LETTER TO SHAREHOLDERS                                         The Austria Fund
_______________________________________________________________________________

October 5, 1995

Dear Shareholder:

Austria's economic recovery continues to progress steadily. Gross domestic product is anticipated to expand by just under 3% this year and next, led upwards by exports and investment spending. We expect private consumption to remain subdued in the near term as consumers wait out a stagnant property market and relatively high real interest rates, but anticipate an improving climate for consumers next year.

Market returns in Austria have been held back somewhat relative to the rest of Europe due largely to mounting political tension within the ruling coalition. This may also result in the need for an early election.

The inflation outlook remains very positive. Year-on-year consumer price inflation at around 2.5% is likely to fall further as the benefits of European Union membership and a strong Austrian schilling continue to work through the system. The central bank is focusing on a more stimulatory monetary policy to combat the disinflationary impact of a strong currency versus the country's major trading partners. Consequently, we expect to see further declines in short-term interest rates.

Although we do not anticipate any 'de-coupling' of money policy from the German model, there is little doubt that Austria's economic situation is superior to that of Germany's at the present time.

IMPROVING ECONOMIES FOR TRADE PARTNERS
Austria is also likely to benefit from the burgeoning economic recovery in Eastern Europe and Russia, which remain significant trading partners. Austria retains strong links with the region and the improved political and economic situation should provide meaningful long-term benefits to the country.

While this fundamentally positive macro-economic situation should provide a firm underpinning to the equity market, investors remain concerned over the loss of competitiveness of Austrian goods and services due to the strength of the currency. We believe these fears are exaggerated. The opening up of new markets in Europe following Austria's entry into the EU this year is expected to compensate for any loss of competitiveness. We do concede, however, that the upcoming wage round will be crucial in terms of the country's ability to regain any losses by maintaining a relatively low level of pressure on unit costs.

THE TASK TO INCREASE INDIVIDUALS' MARKET PARTICIPATION
Trading at around 4.7 times prospective 1996 cash flow, the equity market continues to look undervalued relative to other global markets. Given the positive outlook for profits and dividends, we still perceive excellent potential for Austrian equities to advance. However, for this to occur, it will be essential for Austrian domestic investors to participate more significantly in their own market. International investors have continued to increase their allocations to Austria as a result of the successful privatization program and positive long-term outlook, and will probably continue to do so over the medium term.

The reluctance of domestic investors to view equities as a long-term vehicle for savings has kept valuation levels low. Historically, Austrians have preferred to save through cash and fixed income instruments primarily because of the favorable tax treatment and anonymity provided by a Swiss-style banking system. However, while the financial system has moved more into line with the West, savings outflows to stocks have remained subdued. Austrian individuals own less than 5% of their own stock market and although progress is being made, the rate of change remains painfully slow. It is to be hoped that the Austrian authorities will appreciate the benefits of individual share ownership and provide some further incentives to promote long-term savings through equities.

PRIVATIZATIONS HELPING TO EXPAND EQUITY MARKET
Austria's privatization process has maintained its momentum over the period under review. Examples include the successful sale of Bohler Uddeholm, the specialist steel company, and the current offering of VA Stahl. The propensity of the government to reduce its ownership of industry is to be applauded, and the resultant increase in the depth and breadth of the Austrian stock market should benefit investors overall.

Unfortunately, the current proposed structure of the sale


1



                                                               The Austria Fund
_______________________________________________________________________________

of the government's stake in Creditanstalt, one of the country's leading banks, may well serve to remind international investors that Austria still has some way to go before it can be considered a truly 'modern' stock market. There is a lack of protection for minority investors whereby 'control' of a company may change hands without giving small shareholders the opportunity to participate in the sale. In the case of Creditanstalt, the decision was made to attempt to sell the government's majority voting stake to an industry buyer-at a premium over the current market price-without compelling the buyer to offer the same terms to minority owners. It is to be hoped that the authorities will retract this proposed sale structure and that this practice will be made illegal in the future.

Overall, the Fund remains broadly fully invested, reflecting our confidence in the outlook for the Austrian stock market. We continue to emphasize issues that we believe offer good long-term growth prospects, such as: BauMax, the retailer; VA Technologie, the high technology engineering group; and AMS, one of the world's leading producers of application specific integrated circuits.

INVESTMENT RESULTS
For the quarter ended August 31, 1995, The Austria Fund had a total return of -1.1% on a net asset value basis, which compares with a -5.4% return for the benchmark Credit Aktien Index over the same period. For the twelve-month period ended August 31, the Fund's net asset value return was -9.15% versus -3.6% for the Index. The Fund's twelve-month performance versus the Index was held back by the approximate 8% dilution of the Fund's net asset value as a result of the rights offering last October. Taking the dilution into consideration would bring the Fund's return slightly above that of the Index. We believe that the Fund's outperformance of the Index over the last two periods reflects the benefit of greater participation in the Austrian equity market which was made possible for the Fund with the proceeds of the rights offering.

We appreciate your continued interest in The Austria Fund and look forward to reporting its progress to you in coming months.

Sincerely,


Dave H. Williams
Chairman


Mark H. Breedon
Vice President and Portfolio Manager


2



TEN LARGEST HOLDINGS
August 31, 1995                                                The Austria Fund
_______________________________________________________________________________

COMPANY                                     U.S. $VALUE   PERCENT OF NET ASSETS
----------------------------------------------------------------------------
OEMV AG                                     $11,616,205            9.9%
VA Technologie AG                             8,957,489            7.7
Austria Mikro Systeme International AG        6,993,701            6.0
Wienerberger Baustoff Industrie AG            6,389,780            5.5
BauMax Vertiebs pfd                           6,142,244            5.2
Verbund Cl.A                                  6,041,877            5.2
Flughafen Wien AG                             5,461,411            4.7
Creditanstalt-Bankverein                      4,831,874            4.1
Burgenland Holdings AG                        4,716,505            4.0
Wiene Stadtische Allgemeine                   4,167,163            3.6
Total                                       $65,318,249           55.9%


3



PORTFOLIO OF INVESTMENTS
August 31, 1995                                                The Austria Fund
_______________________________________________________________________________

COMPANY                                          SHARES    U.S. $VALUE
----------------------------------------------------------------------
COMMON & PREFERRED STOCKS AND
  OTHER INVESTMENTS-93.1%
CAPITAL GOODS-24.5%
ENGINEERING & CONSTRUCTION-18.0%
Allgemeine Baugesellschaft Porr. pfd             18,104    $   921,999
Bau Holdings AG                                  54,480      2,853,825
Strabag Oesterreich AG                           11,040      1,493,963
Universale Bau AG*                               12,600        458,351
VA Technologie AG(b)                             81,000      8,957,489
Wienerberger Baustoff Industrie AG(b)            27,163      6,389,780
                                                            21,075,407

MACHINERY-1.5%
Steyr Daimler Puch Aktiengesells*               100,000      1,804,303

MINING & METALS-0.8%
Heraklith Baustoffe AG                           14,000        896,331

PAPER & FOREST PRODUCTS-3.2%
Mayer-Melnhof Karton AG                          60,500      3,779,529

OTHER-1.0%
Jenbacher Werke AG                                6,500      1,078,216
                                                            28,633,786

CONSUMER PRODUCTS & SERVICES-20.8%
AIRLINES-5.7%
Austrian Airlines Oesterreichische
  Luftverkehrs AG*                                7,000      1,147,575
Flughafen Wien AG                               100,000      5,461,411
                                                             6,608,986

FOOD & BEVERAGES-1.8%
Agrana Beteiligungs AG pfd                       13,900        342,488
Oesterreichische Brau-Beteillgungs AG(b)         25,382      1,287,727
Royal Tokaj Wine Co., Ltd.*(a)(f)               275,254        495,705
                                                             2,125,920

HEALTH CARE-2.7%
Immuno International AG(c)                        6,250      3,139,400

RETAIL-8.6%
BauMax Vertiebs pfd(b)                          160,300      6,142,244
Inku AG                                          15,000        538,381
Wolford AG*                                      40,100      3,364,782
                                                            10,045,407

TEXTILE PRODUCTS-2.0%
Graboplast Textile & Artifical Leather
  Manufacturing, Ltd. Serial A*(d)              194,500      2,394,307
                                                            24,314,020

BASIC INDUSTRIES-16.3%
ENERGY-9.9%
OEMV AG(b)                                      121,695     11,616,205

TECHNOLOGY-6.4%
Austria Mikro Systeme International AG           39,810      6,993,701
Scala Ece, Ltd(a)(g)                              5,400        444,208
                                                             7,437,909
                                                            19,054,114

FINANCIAL SERVICES-15.3%
BANKING-8.6%
Bank Austria AG pfd                              78,230      3,513,587
Bank Fuer Oberoesterreich und Salzburg           30,000      1,714,087
Creditanstalt-Bankverein                         88,473      4,831,874
                                                            10,059,548


4



                                                               The Austria Fund
_______________________________________________________________________________

COMPANY                                          SHARES    U.S. $VALUE
----------------------------------------------------------------------
INSURANCE-6.7%
Erste Allegemeine Generali
  AG(b)                                          10,055    $ 2,965,187
  pfd                                             4,507        725,758
Wiene Stadtische Allgemeine                      47,000      4,167,163
                                                             7,858,108
                                                            17,917,656

UTILITIES-12.5%
Burgenland Holdings AG                          127,950      4,716,505
EVN(b)                                           28,700      3,755,695
Verbund Cl.A(b)                                  88,850      6,041,877
                                                            14,514,077

OTHER INVESTMENTS-3.7%
East Europe Development Fund, Ltd.*(a)(e)       120,000      2,748,120
First Hungary Fund, Ltd.(a)(e)                    1,500      1,556,055
                                                             4,304,175


                                              CURRENCY OR
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)    U.S. $VALUE
----------------------------------------------------------------------
Total Common & Preferred Stocks
  and Other Investments (cost $98,218,402)                $108,737,828

TIME DEPOSIT-1.5%
West Landesbank 5.8125%, due 9/01/95
  (cost $1,800,000)                             $ 1,800      1,800,000

CURRENCY CALL ACCOUNT-3.7%
Austrian Shilling (cost $4,605,391)         ATS  45,176      4,382,325

TOTAL INVESTMENTS-98.3%
  (cost $104,623,793)                                      114,920,153
Other assets less liabilities 1.7%                           2,016,057

NET ASSETS-100%                                           $116,936,210


*    Non-income producing security.
(a)  Illiquid security, valued at fair value.
(b) Securities (with an aggregate market value of $38,766,297) partially or fully segregated to collateralize a forward exchange currency contract.
(c)  Swiss Franc denominated security.
(d)  Hungarian Forint denominated security.
(e)  U.S. Dollar denominated security.
(f)  British Pounds denominated security.
(g)  When-issued security.

     Glossary:
     ATS - Austrian Schillings.
     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995                                                The Austria Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $104,623,793)         $114,920,153
  Cash                                                                  75,255
  Receivable for investment securities sold                          3,135,971
  Foreign taxes receivable                                             145,068
  Prepaid expenses and other assets                                      2,074
  Total assets                                                     118,278,521

LIABILITIES
  Payable for investment securities purchased                          770,224
  Unrealized depreciation of forward exchange currency contract        237,950
  Advisory fee payable                                                  96,697
  Sub-advisory fee payable                                              20,545
  Accrued expenses                                                     216,895
  Total liabilities                                                  1,342,311

NET ASSETS
  (equivalent to $9.99 per share, based on 11,703,031 shares
    outstanding)                                                  $116,936,210

COMPOSITION OF NET ASSETS
  Capital stock, at par                                               $117,030
  Additional paid-in capital                                       125,342,532
  Distribution in excess of net investment income                   (2,847,036)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (15,739,231)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     10,062,915
                                                                  -------------
                                                                  $116,936,210

NET ASSET VALUE PER SHARE                                                $9.99


See notes to financial statements.


6



STATEMENT OF OPERATIONS
Year Ended August 31, 1995                                     The Austria Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld of $218,333)  $1,857,927
  Interest                                                 122,819  $1,980,746

EXPENSES
  Advisory fee                                           1,039,684
  Sub-advisory fee                                         112,626
  Custodian                                                286,559
  Audit and legal                                          175,278
  Directors' fees and expenses                             172,734
  Transfer agency                                           61,062
  Printing                                                  47,161
  Registration                                              20,996
  Miscellaneous                                             37,442
  Total expenses                                                     1,953,542
  Net investment income                                                 27,204

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on investments                                   2,682,853
  Net realized loss on foreign currency transactions                (1,015,903)
  Net change in unrealized appreciation of investments                (116,497)
  Net change in unrealized appreciation of foreign
    currency denominated assets and liabilities                       (889,154)
  Net gain on investments and foreign currency                         661,299

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $688,503


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                             The Austria Fund
_______________________________________________________________________________

                                                      Year Ended    Year Ended
                                                       August 31,    August 31,
                                                          1995          1994
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                       $    27,204   $  (439,293)
  Net realized gain on investments and foreign
    currency transactions                              1,666,950     6,465,830
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                            (1,005,651)    6,394,033
  Net increase in net assets from operations             688,503    12,420,570

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                  (243,171)      (59,519)
  Dividends in excess of net investment income           (49,405)     (550,279)
  Distributions from net realized gain on foreign
    currency transactions                                     -0-     (174,808)

CAPITAL STOCK TRANSACTIONS
  Proceeds from sale of shares of common stock
    in rights offering                                25,874,456            -0-
  Offering costs charged to additional paid-in
    capital                                             (512,347)           -0-
  Reimbursement of expenses                               57,614            -0-
  Reinvestment of dividends resulting in issuance
    of common stock                                           -0-       20,615
  Total increase                                      25,815,650    11,656,579

NET ASSETS
  Beginning of year                                   91,120,560    79,463,981
  End of year                                       $116,936,210   $91,120,560


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
August 31, 1995                                                The Austria Fund
_______________________________________________________________________________

NOTEA: SIGNIFICANT ACCOUNTING POLICIES
The Austria Fund, Inc. (the 'Fund') was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. All investments for which market quotations are readily available are valued at the closing price on the primary exchange on which they are traded on the day of valuation or, if no such closing price is available at the last bid price quoted on such day. Securities for which current market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions of $1,015,903 represents net foreign exchange gains or losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, foreign currency forward contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Austrian Schilling at August 31, 1995 was ATS 10.3 to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

To reflect reclassifications arising from permanent book/tax differences for the year ended August 31, 1995, ($3,299,602) and $2,184,765 was reclassified from accumulated net realized loss on investments and foreign currency transactions and additional paid-in capital, respectively, to distribution in excess of net investment income.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      The Austria Fund
_______________________________________________________________________________

NOTEB: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management, L.P., (the 'Investment Manager') a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

As a result of the acquisition of the subadvisor, GiroCredit Research Analageberatungund Kapitalmarkforschung Ges.m.b.H. ('GiroCredit') by BAI Fondaberatung Ges.m.b.H. ('BAI'), there was deemed a technical assignment of the subadvisory agreement under the Investment Company Act of 1940 which resulted in the termination of the agreement effective April 29, 1994. A new subadvisory agreement with BAI became effective on March 8, 1995. During the period from April 29, 1994 to March 8, 1995, GiroCredit served as subadvisor without earning any compensation for its services. Subadvisor fees of approximately $101,000 (of which $57,614 related to the prior fiscal year) were inadvertantly paid to GiroCredit and were reimbursed to the Fund on March 2, 1995. The prior period amount of $57,614 was credited to paid-in capital.

Under the new subadvisory agreement, the Fund will pay BAI a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.

GiroCredit serves as the sub-custodian of the Fund. For the year ended August 31, 1995, the Fund earned $34,080 of interest income on cash balances maintained at GiroCredit. Brokerage commissions paid on securities transactions for the year ended August 31, 1995 amounted to $83,777, of which none was paid to GiroCredit.

NOTEC: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $43,361,898 and $27,829,990 respectively, for the year ended August 31, 1995.

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At August 31, 1995, the Fund had an outstanding forward exchange currency contract, to sell 253,050,000 Austrian Schillings expiring on September 29, 1995, with a cost of $24,331,730. The market value of the forward exchange currency contract at August 31, 1995 was $24,569,680, resulting in unrealized depreciation of $237,950.

At August 31, 1995, the cost of securities for federal income tax purposes was $106,969,836. Accordingly, gross unrealized appreciation of investments was $16,128,240 and gross unrealized depreciation of investments was $8,177,923 resulting in net unrealized appreciation of $7,950,317 (excluding foreign currency denominated assets and liabilities).

At August 31, 1995, the Fund had a capital loss carry forward of $15,103,188 of which $6,545,520 expires in the year 2001 and $8,557,668 expires in the year 2002. The Fund utilized a capital loss carryover of $2,682,853 to offset gains realized during the year ended August 31, 1995. No capital gain distribution is expected to be paid to shareholders until future net gains have been realized in excess of the carry forward. Currency losses incurred after October 31, 1994, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. In accordance with the Internal Revenue Code, the Fund incurred and will elect to defer a net foreign currency loss of $1,137,036 during such period in fiscal 1995.


10



                                                               The Austria Fund
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 11,703,031 shares outstanding at August 31, 1995, the Investment Manager owned 9,000shares.

NOTEE: Illiquid Securities


                                       Date Acquired    U.S.$Cost
                                       -------------   ----------
East Europe Development Fund, Ltd.         1/07/91     $1,200,000
First Hungary Fund, Ltd.                  10/20/89      1,500,000
Royal Tokaj Wine Company, Ltd.             7/28/94        437,655
Scala Ece, Ltd.                            6/29/95        470,578


The securities shown above are illiquid and have been valued at fair value in accordance with the procedures described in Note A.

The value of these securities at August 31, 1995 was $5,244,088, representing 4.5% of net assets.

NOTEF: RIGHTS OFFERING
On October 7, 1994, the Fund issued 3,442,068 shares in connection with a rights offering of the Fund's shares. Shareholders of record on September 12, 1994 were issued one non-transferrable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $7.81 per share. Offering costs of $512,347 were charged to additional paid-in capital. Dealer management and soliciting fees of $1,008,095 were netted against the proceeds of the subscription.

NOTEG: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)


                                           Net Realized and
                                           Unrealized Gain       Net Increase
                                              (Loss) on          (Decrease)
                                           Investments and      in Net Assets
                       Net Investment      Foreign Currency     Resulting from     Market Price
                        Income (Loss)        Transactions         Operations         on NYSE
                      -----------------  ------------------  ------------------  -----------------
                       Total       Per     Total       Per     Total       Per
Quarter Ended          (000)      Share    (000)      Share    (000)      Share    High      Low
-----------------     -------  --------  --------  --------  --------  --------  -------  --------
August 31, 1995        $ 485     $ .04   $(1,826)    $(.15)  $(1,341)    $(.11)  $ 8.625   $ 8.000
May 31, 1995              65       .01     8,149       .69     8,214       .70   $ 8.750   $ 7.500
February 28, 1995       (244)     (.02)    2,144       .18     1,900       .16   $ 8.250   $ 7.375
November 30, 1994       (279)     (.03)   (7,805)     (.83)   (8,084)     (.86)  $11.000   $ 8.000
                         $27     $  -0-  $   662     $(.11)  $   689   $  (.11)

August 31, 1994        $ 347     $ .04   $ 6,679     $ .81   $ 7,026      $.85   $11.125   $ 9.000
May 31, 1994            (172)     (.02)   (5,263)     (.64)   (5,435)     (.66)  $10.125   $ 8.750
February 28, 1994       (297)     (.03)    9,234      1.11     8,937      1.08   $12.375   $10.375
November 30, 1993       (317)     (.04)    2,210       .27     1,893       .23   $10.000   $ 9.000
                       $(439)    $(.05)  $12,860     $1.55   $12,421   $  1.50


11



FINANCIAL HIGHLIGHTS                                           The Austria Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                         Year Ended August 31,
                                                       ----------------------------------------------------------
                                                           1995        1994        1993        1992        1991
                                                       ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                       $11.03      $ 9.62      $ 8.89      $10.89      $14.54

Income From Investment Operations
Net investment income (loss)                                 -0-       (.05)        .01         .01        (.04)
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            (.11)       1.55         .74       (1.87)      (3.19)
Net increase (decrease) in net asset value
  from operations                                          (.11)       1.50         .75       (1.86)      (3.23)

LESS: DISTRIBUTIONS
Dividends from net investment income                       (.02)       (.01)       (.01)         -0-       (.06)
Distributions in excess of net investment income             -0-       (.06)         -0-         -0-         -0-
Distributions from net realized gains on
  investments and foreign currency transactions              -0-       (.02)       (.01)       (.14)       (.36)
Total dividends and distributions                          (.02)       (.09)       (.02)       (.14)       (.42)

CAPITAL SHARE TRANSACTIONS
Dilutive effect or rights offering                         (.86)         -0-         -0-         -0-         -0-
Offering costs charged to additional paid-in capital       (.05)         -0-         -0-         -0-         -0-

Total capital share transactions                           (.91)         -0-         -0-         -0-         -0-
Net asset value, end of year                             $ 9.99      $11.03      $ 9.62      $ 8.89      $10.89
Market value, end of year                                $ 8.25      $10.88      $10.13      $ 7.75      $ 9.50

TOTAL RETURN(A)
Total investment return based on:
  Market value                                           (21.51)%      8.37%      30.96%     (17.16)%    (11.77)%
  Net asset value                                         (9.15)%     15.69%       8.47%     (17.11)%    (21.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                $116,936     $91,121     $79,464     $73,418     $89,927
Ratio of expenses to average net assets                    1.71%       1.87%       2.13%       1.92%       1.78%
Ratio of net investment income to average net assets        .02%       (.51)%       .09%        .09%       (.35)%
Portfolio turnover rate                                      27%         36%         42%         56%         34%


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offerings. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

  The per share amounts reported herein are not necessarily consistent with the corresponding amounts reported on the Statement of Operations due to the change in capital stock caused by the rights offering.


12



REPORT OF INDEPENDENT ACCOUNTANTS                              The Austria Fund
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE AUSTRIA FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Austria Fund, Inc. (the 'Fund') at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 13, 1995


13



ADDITIONAL INFORMATION                                         The Austria Fund
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the 'Dividend Shares'). State Street Bank and Trust Company (the 'Agent') will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

A shareholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will only be effective for a distribution declared and having a record date of at least ten days after the date on which the election is received.

Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the Agent, on behalf of the participants in the Plan, from time to time to satisfy dividend reinvestments under the Plan. Such purchases by the Agent on or before the dividend payment date may be made on the New York Stock Exchange (the 'Exchange') or elsewhere at any time when the price plus estimated commissions of the Fund's Common Stock on the Exchange is lower than the Fund's most recently calculated net asset value per share.

If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the Exchange on the payment date is less than the Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the Exchange or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholders' proxy will include those shares purchased or received pursuant to the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above net asset value, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. There may be


14



                                                               The Austria Fund
_______________________________________________________________________________

insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Agent by the participants. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, a Vice President of the Fund.


15



                                                               The Austria Fund
_______________________________________________________________________________

BOARD OF DIRECTORS
Dave H. Williams, Chairman and President
John D. Carifa
H.R.H. Pilar de Borbon y Borbon
William H. M. de Gelsey
Inmaculada de Habsburgo-Lorena
Dr. Hans Haumer
Dipl. Ing. Hellmut Longin
Dipl. Ing. Peter Mitterbauer
Peter Nowak
Mag. Reinhard Ortner
Dr. Josef Vlcek
Reba W. Williams
Dr. Walter Wolfsberger

OFFICERS
Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Nicholas Crossland, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer &Chief Financial Officer
Joseph J. Mantineo, Controller

CUSTODIAN
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
Seward &Kissel
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of Americas
New York, NY 10036-2798

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statement herein, is transmitted to the shareholders of The Austria Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


16



THE AUSTRIA FUND, INC.
Summary of General Information

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The Fund's NYSE trading symbol is 'OST'. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron's, and other newspapers in a table called 'Closed-End Funds'. Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

THE AUSTRIA FUND
1345 Avenue of the Americas
New York, New York 10105

AllianceCapital
Mutual funds without the Mystery.SM

R These registered service marks used under license from the owner, Alliance Capital Management L.P.

AUSAR